As filed with the Securities and Exchange Commission on November 7, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
 (Exact name of Registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
 (Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
 (Name and address of agent for service)

(424) 237-2164
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Micro Cap Growth Fund

Annual Report
August 31, 2017

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Micro Cap Growth Fund are mutual funds with the
primary investment objective of long-term growth of capital.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1

Industry Breakdowns	5

Fund Performance	8

Schedules of Investments	12

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	25

Notes to the Financial Statements	30

Report of Independent Registered Public
Accounting Firm	44

Additional Information on Fund Expenses	45

Additional Information	47

Dear Fellow Investors,

Although we had a rocky start to our fiscal year last fall, the balance of the period ended up very positive for equity investors. The U.S. economy has shown a bit of improvement this year, but is still far from operating at full capacity, with growth mostly stuck in a slower gear. The bond markets also reflect this reality, with yields continuing to move lower, signaling that growth and/or inflation are expected to remain subdued. Government policy uncertainty and geopolitical factors have likely played a large role in these developments. As was the case last year, this backdrop has generally boosted stock prices and will likely keep the Federal Reserve from raising interest rates too fast too soon. Most of the stock price gains over the last fiscal year have accrued to the economy’s biggest companies, so the largest market-cap weighted indices have seen the most notable increases. While we are hesitant to be overly optimistic, our belief remains that we have all of the ingredients in place to finally spur stronger economic growth and result in a much broader market advance, rather than one concentrated in the largest companies. We have been surprised that we have not seen this transition occur sooner, but we now believe we may be on the cusp of a major change in market leadership and are positioning our portfolios to best take advantage of this thesis.

Jacob Internet Fund

The Jacob Internet Fund was up 13.65% for the fiscal period ended August 31, 2017, while the NASDAQ returned 24.84%. While the Fund performed well on an absolute basis, it was a difficult period to be compared to any market-cap weighted index. While large positions in Apple, Google and Facebook definitely contributed to our gains for the year, we maintained a significant portion of the Fund’s portfolio in smaller-sized companies that could not keep up. A key part of the Fund’s strategy has always been to seek out early-stage businesses that have the potential for a more meaningful impact on the Fund’s performance. We believe this more diverse mix of market caps compared to our peers and the major indices, while a drag on performance recently, will provide us the opportunity to significantly outperform over the long term.

As for individual stocks, one of our best-performing names was also one of our largest holdings: HortonWorks. This provider of open-source software allows companies to have more robust data-management tools to help handle the flood of information in an increasingly all-connected world. HortonWorks was up more than 113% in this fiscal period and remains a top holding, even though we have sold some of the position. New holding E*Trade saw its stock rise more than 55% in the period as turnaround efforts continue to bear fruit, despite the fact interest rates have not yet contributed much to profits. Our Chinese Internet holdings (Tencent & Sina) again delivered outstanding revenue and profit growth this fiscal year, which led to 63% and 53% returns in the stocks, respectively. Another long time holding, Red Hat, was up over 47% as the company has successfully been able to leverage its leadership position within the Linux operating system market to gain strong share in other open-source software categories. Finally, as we mentioned earlier, Apple and Facebook continued to extend their market dominance, and saw their stocks rise 55% and 36%, respectively, in the fiscal year.  Smaller-cap names led the worst performers in the period, with some posting significant losses. Numerex, which was down close to 50%, suffered from management turnover and ultimately a disappointingly poor takeover price, and is no longer in the Fund. Pandora also had a similar fate, with a surprisingly poor price associated with the acquisition of a large portion of the company’s equity by satellite radio service provider SiriusXM, contributing to a 40% loss in the period. TripAdvisor, down 30% for the period, has gone through a tough transition in its business model, but we still believe the site’s core value as a trusted travel resource remains strong, so we have added to our position on the price weakness.

Jacob Small Cap Growth Fund

The Jacob Small Cap Growth Fund’s Investor Class was up 9.72% through August 31, 2017 while the Russell 2000 Growth Index was up 16.39%. While the Fund performed well early in the fiscal year, as 2017 progressed it became more difficult to match the gains from the broader and benchmark indices. Energy and consumer holdings were the biggest culprits, with many posting negative returns in the period. The standouts were mainly in the healthcare and industrial space, areas of the market in which we were underweighted, especially compared to technology, which saw some post-election weakness and made it even harder to overcome a broader weakness among smaller companies we favor. By far our strongest name in the period, Esperion Therapeutics, rebounded strongly after receiving favorable FDA guidance regarding the clinical trials of its main cholesterol-lowering drug.  It was up a heady 358% in the period, though that followed a poor 2016. Intersect ENT was another standout, up over 96% in the period, as the company also rebounded from some unfavorable reimbursement and salesforce issues. Transportation company XPO Logistics was up 71% in the period, as it successfully continued to integrate all of its recent acquisitions, including a transformative purchase of a European competitor.

Besides names like Numerex and Pandora that we mentioned above, energy-related companies were some of the worst-performing holdings during the fiscal year. Carrizo Oil & Gas, down 65% in the period, was hindered by lower oil prices and a larger acquisition that added more leverage to its already stretched balance sheet. Energy Recovery, down 46% in the period, was hurt by not reaching certain milestones from its largest customer, as well as general weakness in energy names. Long-time holding Tearlab, was down 83% in the period as the company struggled to lower its cash burn amid the transition to a next-generation version of its tear analysis product. We have subsequently sold the stock due to concerns about how the company will finance operations and the upcoming product launch. Finally, even though it was one of the smallest positions in the portfolio, BioAmber’s stock was down over 88% as sales of the company’s bio-based succinic acid were hampered by low oil prices and hesitancy of customers to switch suppliers in a volatile market.

Jacob Micro Cap Growth Fund

The Jacob Micro Cap Growth Fund’s Investor Class also endured an unusually tough market environment and posted a disappointing return of -6.81% for the fiscal period ended August 31, 2017, while the Russell Microcap Growth Index was up 14.42%.

Much of the separation versus the benchmark index came following last year’s Presidential election, as our companies did not participate as dramatically in the subsequent rally. We had very little direct exposure to sectors of the market that had a strong finish to the end of the year, such as energy and financials, and were overweight in the relatively weak technology sector. Then, in August 2017, the Fund was buffeted by a number of portfolio companies having to raise money and sell stock and dilutive warrants at extremely low prices due to balance sheet concerns. Despite the strength of the broader markets throughout 2017, it became increasingly difficult for smaller businesses to raise money on attractive terms, and our concerted effort to reduce our exposure to companies without the adequate resources to pursue their growth plans clearly didn’t go far enough.

During the fiscal period, most of the worst performers shared one trait in common: A dilutive public financing necessitated by a weak balance sheet. Several of the companies we have since sold completely or reduced to a token position because we do not feel that they will be able to reach cash flow profitability and may need to raise more money in the not-too-distant future. Examples include Inpixon, whose indoor mobile positioning has yet to gain much traction in the commercial market, down 97% for the year; and BioAmber and Tearlab, mentioned in the Small Cap section and down 88% and 82%, respectively.

A couple of our portfolio holdings also had non-balance sheet related issues which led to their underperformance, such as Senomyx, the chemical company that has struggled to achieve revenue growth after its partner Pepsi limited the use of its artificial sugar substitute. The companies are now working on an intriguing natural sugar substitute derived from the monk fruit, and we remain long-term believers in the story despite the stock’s 86% percent decline in the period. Radisys, which was down 68% during the year, is another company that we remain committed to despite poor operating and stock performance during the past year. It has taken longer for the telecommunications networking equipment company to replace its legacy business with its newer, cheaper open-source technologies, but many major Tier 1 telcos are still testing the products, and we still believe the big orders will come.

On the positive side, our performance was boosted by a number of healthcare companies, including a couple of names also owned by the Small Cap Fund and discussed in that section, such as Esperion Therapeutics and Intersect ENT, up 359% and 96%, respectively. Other winners include long-term holdings Omeros, up 91% during the period as its cataract surgery medicine gained traction, helping to fund the advancement of its extremely promising blood disease drug; and Lantronix, whose Internet of Things hardware business saw decent growth after a long period of dormancy, thanks in part to an impressive new management team. We also saw one of our holdings – translation software company Sajan – sell its business to a company at a healthy premium, posting a 48% gain for the fiscal period.

Overall, it was a disappointing year; especially given the fact that the market cap weighted small-cap and micro-cap stock indices overall had decent gains. We are actively seeking to increase the number of names in the portfolio and to find more companies outside our core focus of healthcare and technology in order to diversify and mitigate some of the risks inherent in investing in micro-cap stocks. However, our portfolio will remain smaller and more concentrated than our peers and the broader benchmark indices. We believe the risk appetites of investors might finally be increasing and now is certainly not the time to shy away from this exciting area of the market, one which has dramatically underperformed during the past several years.

As always, we believe that staying true to our investment philosophy and process is still key to obtaining the best possible long-term investment performance for our shareholders. Thank you again for your continued confidence and trust.

Ryan Jacob
Chairman and Chief Investment Officer
Portfolio Manager

Frank Alexander
Portfolio Manager

Darren Chervitz
Portfolio Manager

Past performance is not a guarantee of future results.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

Diversification does not assure a profit or protect against a loss in a declining market.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time. Forecasts cannot be guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are more specific risks inherent in investing in the Internet area, particularly with respect to smaller capitalized companies and the high volatility of Internet stocks. The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Please refer to the schedule of investments for complete Fund holdings information.

The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2017
(as a percentage of total investments)
(Unaudited)

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2017
(as a percentage of total investments)
(Unaudited)

JACOB MICRO CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2017
(as a percentage of total investments)
(Unaudited)

Comparison of $10,000 Investment in
Jacob Internet Fund vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2017
	One Year	Five Year	Ten Year
Jacob Internet Fund	13.65%	15.71%	9.06%
S&P 500® Index	16.23%	14.34%	7.61%
NASDAQ Composite Index	24.84%	17.51%	10.78%
NASDAQ Internet Index	29.94%	23.06%	15.37%*

*	The NASDAQ Internet Index was established on 11/27/2007 and its performance is shown beginning that date. The Bloomberg U.S. Internet Index, a former benchmark index for the Fund, was discontinued.

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The NASDAQ Internet Index (QNET) is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on September 1, 2007 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Institutional Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2017
	One Year	Since Inception
Jacob Small Cap Growth Fund Institutional Class	10.11%	7.91%
Russell 2000 Growth Index	16.39%	15.06%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on November 12, 2012 (commencement of operations) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Investor Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2017
	One Year	Five Year	Since Inception*
Jacob Small Cap Growth Fund Investor Class	9.72%	5.80%	7.53%
Russell 2000 Growth Index	16.39%	13.75%	14.19%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on February 1, 2010 (date of reorganization) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

_______________
*  Fund performance is shown beginning on February 1, 2010, which is the date the Rockland Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund and the investment team of Jacob Asset Management of New York LLC (the “Adviser”) took over management of the Predecessor Fund’s portfolio.  The Predecessor Fund was managed by another investment advisory firm.  Performance information prior to February 1, 2010 is not shown.

Comparison of $10,000 Investment in
Jacob Micro Cap Growth Fund vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2017
	One Year	Since Inception*
Jacob Micro Cap Growth Fund Institutional Class	-6.52%	2.00%
Jacob Micro Cap Growth Fund Investor Class	-6.81%	1.68%
Russell Microcap Growth Index	14.42%	11.99%
Russell 2000 Growth Index	16.39%	13.51%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on October 16, 2012 (the day the Adviser took over exclusive management) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

_______________
*  Fund performance is shown beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) (the “Predecessor Fund”), which was reorganized into the Fund on November 12, 2012.  In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm.  Performance information prior to October 16, 2012 is not shown, but is reflected in the Total Return figures in the Financial Highlights section of the financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2017

Shares				Value
	COMMON STOCKS		93.7%
	Business Services	6.6%
51,049	Reis, Inc.			$872,938
15,500	WebMD Health Corp.*			1,029,820
24,975	Zillow Group, Inc.—Class C*			989,509
				2,892,267
	Calculating and Accounting
	Machines (No Electronic Computers)	2.7%
220,000	USA Technologies, Inc.*			1,199,000
	Catalog and Mail-Order Houses	1.3%
600	Amazon.com, Inc.*			588,360
	Communications Equipment	2.6%
176,740	I.D. Systems, Inc.*			1,120,532
	Computer Integrated Systems	1.4%
23,400	Liberty Global plc—Class C*^			603,486
	Computer Peripheral Equipment	7.1%
84,046	Immersion Corp.*			615,217
226,409	Mitek Systems, Inc.*			2,298,051
120,000	Radisys Corp.*			188,400
				3,101,668
	Computer Programming, Data Processing, Etc.	22.3%
2,600	Alphabet, Inc.—Class C*			2,442,258
17,000	Facebook, Inc.—Class A*			2,923,490
10,900	Red Hat, Inc.*			1,171,750
46,400	TripAdvisor, Inc.*			1,982,672
71,200	Twitter, Inc.*			1,203,992
				9,724,162
	Electronic Computers	6.7%
17,800	Apple, Inc.			2,919,200
	Patent Owners and Lessors	2.2%
813,200	Digital Turbine, Inc.*			943,312
	Personal Services	6.6%
67,150	Yelp, Inc.—Class A*			2,860,590
	Prepackaged Software	26.0%
329,000	Bazaarvoice, Inc.*			1,562,750

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2017

Shares				Value
	COMMON STOCKS—(Continued)		93.7%
	Prepackaged Software—(Continued)	26.0%
142,900	Hortonworks, Inc.*			$2,427,871
11,331	LogMeIn, Inc.			1,296,266
26,200	Paylocity Holding Corp.*			1,287,468
12,700	salesforce.com, Inc.*			1,212,723
12,260	SINA Corp.*^			1,248,436
30,000	Tencent Holdings Ltd. (HK)(a)			1,262,390
35,700	Twilio, Inc.—Class A*			1,045,296
				11,343,200
	Radio Broadcasting Stations	2.0%
101,600	Pandora Media, Inc.*			858,520
	Savings Institutions, Not Federally Chartered	4.2%
45,000	E*TRADE Financial Corp.*			1,845,450
	Semiconductors and Related Devices	2.0%
11,300	CEVA, Inc.*			458,215
594,000	Netlist, Inc.*			415,800
				874,015
	TOTAL COMMON STOCKS (Cost $23,093,147)			40,873,762

	SHORT TERM INVESTMENT		4.3%
	Money Market Fund	4.3%
1,872,828	Fidelity Government Portfolio-Class I, 0.89%(b)			1,872,828
	TOTAL SHORT TERM INVESTMENT (Cost $1,872,828)			1,872,828
	TOTAL INVESTMENTS (Cost $24,965,975)		98.0%	42,746,590
	OTHER ASSETS IN EXCESS OF LIABILITIES		2.0%	859,456
	TOTAL NET ASSETS		100.0%	$43,606,046

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
HK	Security denominated in Hong Kong dollars. Value translated into U.S. dollars.
(a)	Level 2 Security. See Note 2.
(b)	7-day yield.
(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2017

Shares				Value
	COMMON STOCKS		95.7%
	Apparel and Accessory Stores	2.8%
38,000	Tilly’s, Inc.—Class A			$418,380
	Bituminous Coal and Lignite Surface Mining	1.5%
2,800	Arch Coal, Inc.—Class A			223,636
	Business Services	4.6%
18,721	Reis, Inc.			320,129
5,400	WebMD Health Corp.*			358,776
				678,905
	Commercial Banks	1.2%
6,400	Banco Latinoamericano de Comercio Exterior SA^			172,544
	Computer Integrated Systems Design	1.4%
7,900	Liberty Global plc—Class C*^			203,741
	Computer Peripheral Equipment	1.4%
29,329	Immersion Corp.*			214,688
	Computer Programming, Data Processing, etc.	4.6%
16,000	TripAdvisor, Inc.*			683,680
	Crude Petroleum and Natural Gas	8.6%
34,600	Carrizo Oil & Gas, Inc.*			465,024
63,000	Oasis Petroleum, Inc.*			459,900
30,000	Ring Energy, Inc.*			357,600
				1,282,524
	Eating Places	4.5%
8,700	BJ’s Restaurants, Inc.*			261,870
13,700	Chuy’s Holdings, Inc.*			257,560
12,600	El Pollo Loco Holdings, Inc.*			143,010
				662,440
	Industrial Organic Chemicals	5.1%
124,706	BioAmber, Inc.*			54,497
127,546	Codexis, Inc.*			707,880
				762,377
	Lawn and Garden Tractor and Home Lawn
	and Garden Equipment	1.1%
2,700	The Toro Co.			166,536

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2017

Shares				Value
	COMMON STOCKS—(Continued)		95.7%
	Lumber and Other Construction Materials	2.2%
81,000	Aspen Aerogels, Inc.*			$331,290
	Miscellaneous Business Services	4.0%
12,200	NV5 Global, Inc.*			588,650
	Personal Services	6.5%
22,450	Yelp, Inc.—Class A*			956,370
	Pharmaceutical Preparations	7.9%
17,000	ChemoCentryx, Inc.*			117,980
8,800	Esperion Therapeutics, Inc.*			434,896
19,500	Ignyta, Inc.*			224,250
1,400	Intercept Pharmaceuticals, Inc.*			163,254
11,450	Omeros Corp.*			234,381
				1,174,761
	Prepackaged Software	21.2%
116,400	Bazaarvoice, Inc.*			552,900
50,000	Hortonworks, Inc.*			849,500
3,925	LogMeIn, Inc.			449,020
9,350	Paylocity Holding Corp.*			459,459
4,460	SINA Corp.*^			454,162
12,600	Twilio, Inc.—Class A*			368,928
				3,133,969
	Radio Broadcasting Stations	2.0%
35,500	Pandora Media, Inc.*			299,975
	Savings Institutions, Not Federally Chartered	4.6%
15,000	Entegra Financial Corp.*			348,000
20,686	First Northwest Bancorp*			328,080
				676,080
	Semiconductors and Related Devices	1.1%
3,900	CEVA, Inc.*			158,145
	Special Industry Machinery	2.6%
58,124	Energy Recovery, Inc.*			377,806
	Surgical and Medical Instruments and Apparatus	1.9%
8,200	Intersect ENT, Inc.*			253,380
22,971	TearLab Corp.*			31,011
				284,391

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2017

Shares				Value
	COMMON STOCKS—(Continued)		95.7%
	Transportation Services	2.4%
5,800	XPO Logistics, Inc.*			$354,960
	Water, Sewer, Pipeline, and Communications
	and Power Line Construction	2.5%
9,100	MasTec, Inc.*			371,280
	TOTAL COMMON STOCKS (Cost $12,375,493)			14,177,128

	WARRANTS	0.0%
12,750	TearLab Corp.*(a)			—
	TOTAL WARRANTS (Cost $0)			—

	SHORT TERM INVESTMENT		3.6%
	Money Market Fund	3.6%
531,956	Fidelity Government Portfolio-Class I, 0.89%(b)			531,956
	TOTAL SHORT TERM INVESTMENT (Cost $531,956)			531,956
	TOTAL INVESTMENTS (Cost $12,907,449)		99.3%	14,709,084
	OTHER ASSETS IN EXCESS OF LIABILITIES		0.7%	97,172
	TOTAL NET ASSETS		100.0%	$14,806,256

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	Level 3 Security. See Note 2.
(b)	7-day yield.
(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2017

Shares				Value
	COMMON STOCKS		92.3%
	Advertising	1.7%
73,000	IZEA, Inc.*			$124,100
	Apparel and Accessory Stores	2.7%
18,000	Tilly’s, Inc.—Class A			198,180
	Bottled and Canned Soft Drinks and Carbonated Waters	1.2%
39,513	Reed’s, Inc.*			90,880
	Business Services	2.4%
10,249	Reis, Inc.			175,258
	Calculating and Accounting Machines
	(No Electronic Computers)	5.9%
80,000	USA Technologies, Inc.*			436,000
	Commercial Physical and Biological Research	1.7%
210,000	Senomyx, Inc.*			127,071
	Communications Equipment	4.0%
46,599	I.D. Systems, Inc.*			295,438
	Computer Communications Equipment	2.6%
90,200	Lantronix, Inc.*			190,322
	Computer Peripheral Equipment	11.9%
12,793	Immersion Corp.*			93,645
39,425	Mitek Systems, Inc.*			400,164
122,000	Radisys Corp.*			191,540
162,021	Top Image Systems Ltd.*^			194,425
				879,774
	Eating and Drinking Places	1.9%
14,000	Jamba, Inc.*			137,760
	Eating Places	4.5%
4,700	BJ’s Restaurants, Inc.*			141,470
6,500	Chuy’s Holdings, Inc.*			122,200
6,000	El Pollo Loco Holdings, Inc.*			68,100
				331,770
	Electrical Apparatus and Equipment Wiring Supplies	1.1%
50,000	Real Industry, Inc.*			85,000
	Help Supply Services	0.5%
65,000	Staffing 360 Solutions, Inc.*			36,400

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2017

Shares				Value
	COMMON STOCKS—(Continued)		92.3%
	Industrial Organic Chemicals	5.2%
58,110	BioAmber, Inc.*			$25,394
64,006	Codexis, Inc.*			355,233
				380,627
	Laboratory Analytical Instruments	2.5%
150,000	pSivida Corp.*			181,500
	Lumber and Other Construction Materials	2.5%
46,000	Aspen Aerogels, Inc.*			188,140
	Medicinal Chemicals and Botanical Products	1.1%
25,000	ChromaDex Corp.*			84,000
	Miscellaneous Business Services	1.4%
2,100	NV5 Global, Inc.*			101,325
	Ophthalmic Goods	1.4%
8,350	STAAR Surgical Co.*			99,783
	Patent Owners and Lessors	4.0%
254,000	Digital Turbine, Inc.*			294,640
	Pharmaceutical Preparations	7.7%
9,000	ChemoCentryx, Inc.*			62,460
3,700	Esperion Therapeutics, Inc.*			182,854
10,000	Ignyta, Inc.*			115,000
51,389	Imprimis Pharmaceuticals, Inc.*			94,042
5,750	Omeros Corp.*			117,702
				572,058
	Prepackaged Software	9.7%
60,000	Bazaarvoice, Inc.*			285,000
25,600	Hortonworks, Inc.*			434,944
				719,944
	Savings Institutions, Not Federally Chartered	4.6%
7,500	Entegra Financial Corp.*			174,000
10,522	First Northwest Bancorp*			166,879
				340,879
	Semiconductors and Related Devices	2.3%
2,040	CEVA, Inc.*			82,722
120,700	Netlist, Inc.*			84,490
				167,212

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2017

Shares				Value
	COMMON STOCKS—(Continued)		92.3%
	Special Industry Machinery	2.7%
31,000	Energy Recovery, Inc.*			$201,500
	Surgical and Medical Instruments and Apparatus	5.1%
54,660	iCAD, Inc.*			216,454
4,400	Intersect ENT, Inc.*			135,960
19,779	TearLab Corp.*			26,701
				379,115
	TOTAL COMMON STOCKS (Cost $7,469,310)			6,818,676

	WARRANTS	0.0%
9,750	TearLab Corp.*(a)			—
	TOTAL WARRANTS (Cost $0)			—

	SHORT TERM INVESTMENT		6.9%
	Money Market Fund	6.9%
506,706	Fidelity Government Portfolio-Class I, 0.89%(b)			506,706
	TOTAL SHORT TERM INVESTMENT (Cost $506,706)			506,706
	TOTAL INVESTMENTS (Cost $7,976,016)		99.2%	7,325,382
	OTHER ASSETS IN EXCESS OF LIABILITIES		0.8%	58,427
	TOTAL NET ASSETS		100.0%	$7,383,809

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	Level 3 Security. See Note 2.
(b)	7-day yield.
(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

		Jacob	Jacob
	Jacob	Small Cap	Micro Cap
	Internet Fund	Growth Fund	Growth Fund
Assets:
Investments, at value (cost $24,965,975,
$12,907,449 and $7,976,016, respectively)	$42,746,590	$14,709,084	$7,325,382
Receivable for capital shares sold	844	—	—
Receivable for investments sold	1,419,122	178,842	92,696
Dividend and interest receivable	957	2,324	385
Prepaid expenses and other assets	19,214	15,273	10,933
Total Assets	44,186,727	14,905,523	7,429,396

Liabilities:
Payable for securities purchased	231,840	51,169	—
Payable for capital shares repurchased	127,083	—	—
Payable to Adviser	45,509	1,017	—
Payable for distribution and shareholder
servicing expenses—Investor Class (see Note 7)	85,476	—	—
Accrued audit fees	15,500	15,500	15,500
Accrued directors fees	13,127	5,166	2,425
Accrued expenses and other liabilities	62,146	26,415	27,662
Total Liabilities	580,681	99,267	45,587
Net Assets	$43,606,046	$14,806,256	$7,383,809

Net Assets Consist Of:
Capital stock	$24,076,200	$17,306,869	$10,711,024
Accumulated net investment loss	(831,733)	(308,734)	—
Accumulated net realized gain (loss) on investment transactions	2,580,964	(3,993,514)	(2,676,581)
Net unrealized appreciation (depreciation) on investments	17,780,615	1,801,635	(650,634)
Total Net Assets	$43,606,046	$14,806,256	$7,383,809

Institutional Class(1)
Net Assets	$—	$10,480,346	$5,870,308
Shares outstanding (20 billion shares of $0.001 par value authorized)	—	565,861	518,399
Net asset value, redemption price and offering price per share(2)	$—	$18.52	$11.32
Investor Class
Net Assets	$43,606,046	$4,325,910	$1,513,501
Shares outstanding (20 billion shares of $0.001 par value authorized)	9,169,315	236,591	145,477
Net asset value, redemption price and offering price per share(2)	$4.76	$18.28	$10.40
_______________

(1)	The Internet Fund currently offers Investor Class shares only. See Note 1.
(2)	Redemption of shares held less than 30 days may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2017

		Jacob	Jacob
	Jacob	Small Cap	Micro Cap
	Internet Fund	Growth Fund	Growth Fund
Investment Income:
Dividend income	$91,754	$61,713	$14,516
Interest income	6,909	727	1,474
Total Investment Income	98,663	62,440	15,990

Expenses:
Investment advisory fees	530,160	141,921	93,322
Distribution and shareholder servicing expenses—Investor Class (See Note 7)	106,032	11,405	4,301
Administration fees	50,104	42,499	40,538
Fund accounting fees	27,757	34,154	34,778
Transfer agent fees	126,035	64,770	53,867
Custody fees	6,692	6,621	6,011
Federal and state registration	23,346	43,770	32,534
Insurance expense	11,962	5,930	2,692
Audit fees	15,531	15,601	15,616
Legal fees	43,512	23,506	8,191
Printing and mailing of reports to shareholders	17,793	5,148	2,416
Directors’ fees and expenses	51,765	23,815	9,848
Miscellaneous expenses	15	78	47
Total Expenses	1,010,704	419,218	304,161
Expense Waiver (See Note 6)	—	(98,037)	(93,322)
Net Expenses	1,010,704	321,181	210,839
Net Investment Loss	(912,041)	(258,741)	(194,849)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	4,727,164	510,017	(1,259,469)
Change in net unrealized appreciation on investments	1,429,836	1,241,947	851,584
Net realized and unrealized gain (loss) on investments	6,157,000	1,751,964	(407,885)
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,244,959	$1,493,223	$(602,734)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
Operations:
Net investment loss	$(912,041)	$(954,600)
Net realized gain on investment transactions	4,727,164	2,425,157
Change in net unrealized appreciation on investments	1,429,836	7,431,411
Net increase in net assets resulting from operations	5,244,959	8,901,968

Distributions to Shareholders:
From net realized gain	(1,931,879)	(4,682,043)

Capital Share Transactions: (See Note 3)
Proceeds from shares sold	2,727,085	2,758,912
Proceeds from reinvestment of distribution	1,892,600	4,560,019
Cost of shares redeemed	(7,858,648)	(6,880,468)
Redemption fees	13,627	320
Net increase (decrease) in net assets resulting from capital share transactions	(3,225,336)	438,783

Net Increase in Net Assets	87,744	4,658,708
Net Assets:
Beginning of year	43,518,302	38,859,594
End of year*	$43,606,046	$43,518,302
* Includes accumulated net investment loss of:	$(831,733)	$(1,069,616)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
Operations:
Net investment loss	$(258,741)	$(262,063)
Net realized gain (loss) on investment transactions	510,017	(3,183,444)
Change in net unrealized appreciation on investments	1,241,947	1,264,881
Net increase (decrease) in net assets resulting from operations	1,493,223	(2,180,626)

Distributions to Shareholders:
Return of Capital:
Institutional Class	—	(52,828)
Investor Class	—	(33,823)
Total Return of Capital	—	(86,651)

Capital Share Transactions: (See Note 3)
Proceeds from shares sold	199,143	245,000
Proceeds from reorganization(1)	—	4,741,104
Proceeds from reinvestment of distribution	—	79,101
Cost of shares redeemed	(3,891,298)	(4,410,968)
Redemption fees	231	6
Other transactions(2)	4,846	—
Net increase (decrease) in net assets resulting from capital share transactions	(3,687,078)	654,243

Net Decrease in Net Assets	(2,193,855)	(1,613,034)
Net Assets:
Beginning of year	17,000,111	18,613,145
End of year*	$14,806,256	$17,000,111
* Includes accumulated net investment loss of:	$(308,734)	$(348,631)

_______________

(1)	Represents the amount acquired as a result of the reorganization of the Jacob Wisdom Fund into the Jacob Small Cap Growth Fund on August 26, 2016. See Note 8.
(2)	Reimbursement from U.S. Bancorp Fund Services, LLC due to NAV error.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
Operations:
Net investment loss	$(194,849)	$(235,741)
Net realized loss on investment transactions	(1,259,469)	(1,171,839)
Change in net unrealized appreciation on investments	851,584	414,204
Net decrease in net assets resulting from operations	(602,734)	(993,376)

Distributions to Shareholders:
From net realized gain:
Institutional Class	—	(1,646,964)
Investor Class	—	(512,012)
Total Distributions	—	(2,158,976)

Capital Share Transactions: (See Note 3)
Proceeds from shares sold	149,937	96,587
Proceeds from reinvestment of distribution	—	1,996,946
Cost of shares redeemed	(982,732)	(1,376,723)
Redemption fees	—	2
Net increase (decrease) in net assets resulting from capital share transactions	(832,795)	716,812

Net Decrease in Net Assets	(1,435,529)	(2,435,540)
Net Assets:
Beginning of year	8,819,338	11,254,878
End of year*	$7,383,809	$8,819,338
* Includes accumulated net investment loss of:	$—	$(166,885)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2017		2016		2015		2014		2013
Per Share Data:
Net asset value, beginning of year	$4.39		$3.96		$4.51		$3.81		$3.03
Income (loss) from investment operations:
Net investment loss	(0.10	)(4)	(0.10	)(1)	(0.08	)(1)	(0.09	)(1)	(0.07	)(1)
Net realized and unrealized gain (loss)
on investment transactions	0.67		1.02		(0.03)		0.79		0.85
Total from investment operations	0.57		0.92		(0.11)		0.70		0.78
Less distributions from net realized gains	(0.20)		(0.49)		(0.44)		—		—
Paid in capital from redemption fees(2)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$4.76		$4.39		$3.96		$4.51		$3.81
Total return	13.65%		25.31%		(2.14)%		18.37%		25.74%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$43,606		$43,518		$38,860		$45,546		$40,033
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.38%		2.60%		2.46%		2.42%		2.66%
Ratio of net operating expenses
(after waiver) to average net assets(3)	2.38%		2.60%		2.46%		2.42%		2.66%
Ratio of net investment loss
(prior to waiver) to average net assets	(2.15)%		(2.47)%		(1.93)%		(2.00)%		(2.05)%
Ratio of net investment loss
(after waiver) to average net assets(3)	(2.15)%		(2.47)%		(1.93)%		(2.00)%		(2.05)%
Portfolio turnover rate	46%		43%		50%		56%		44%
_______________

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.
(3)
For the period September 1, 2011 through January 2, 2018, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(4)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year/period presented.

								November 12,
								2012(2)
	Year Ended August 31,							through
								August 31,
	2017		2016(1)		2015		2014	2013
Per Share Data:
Net asset value, beginning of year/period	$16.82		$18.95		$19.01		$17.67	$12.94
Income (loss) from investment operations:
Net investment loss(3)	(0.27)		(0.29)		(0.36)		(0.35)	(0.22)
Net realized and unrealized gain (loss)
on investment transactions	1.97		(1.73)		(0.30	)(4)	1.69	4.95
Total from investment operations	1.70		(2.02)		(0.06)		1.34	4.73
Less distributions from return on capital	—		(0.11)		—		—	—
Net asset value, end of year/period	$18.52		$16.82		$18.95		$19.01	$17.67
Total return	10.11	%(5)	(10.64	)%(5)	(0.32)%		7.58%	36.55	%(6)
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$10,480		$12,012		$9,367		$10,164	$10,131
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.59%		2.94%		2.17%		2.25%	2.32	%(7)
Ratio of net operating expenses
(after waiver) to average net assets(8)	1.95%		2.04%		1.95%		1.95%	1.95	%(7)
Ratio of net investment loss
(prior to waiver) to average net assets	(2.19)%		(2.80)%		(2.00)%		(2.16)%	(2.20	)%(7)
Ratio of net investment loss
(after waiver) to average net assets(8)	(1.55)%		(1.90)%		(1.78)%		(1.86)%	(1.83	)%(7)
Portfolio turnover rate(9)	60%		58%		84%		86%	81	%(6)
_______________

(1)	On August 29, 2016, Investor Class shares of the Jacob Wisdom Fund series of Jacob Funds Inc. were reorganized into Institutional Class Shares of the Small Cap Growth Fund. See Note 8.
(2)
Commencement of operations of the Small Cap Growth Fund Institutional Class.  The Class I shares of the Jacob Small Cap Growth Fund II, (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) was reorganized into Institutional Class shares of the Small Cap Growth Fund on November 12, 2012. On July 9, 2012, before the reorganization, the adviser of the Jacob Small Cap Growth Fund II changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).

(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year/period.
(4)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain on investment transactions varies from the amount shown in the statement of changes in net assets.
(5)
Includes adjustments in accordance with GAAP and, consequently, the net asset values used for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(6)	Not annualized.
(7)	Annualized.
(8)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2018, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2017		2016		2015	2014	2013(1)
Per Share Data:
Net asset value, beginning of year	$16.66		$18.81		$18.91	$17.63	$13.87
Income (loss) from investment operations:
Net investment loss(2)	(0.32)		(0.34)		(0.43)	(0.40)	(0.35)
Net realized and unrealized gain (loss)
on investment transactions	1.94		(1.71)		0.30 (7)	1.68	4.11
Total from investment operations	1.62		(2.05)		(0.13)	1.28	3.76
Less distributions from net investment income	—		(0.10)		—	—	—
Paid in capital from return of capital	0.00	(3)	0.00	(3)	0.03	0.00 (3)	0.00	(3)
Net asset value, end of year	$18.28		$16.66		$18.81	$18.91	$17.63
Total return	9.72	%(4)	(10.90	)%(4)	(0.53)%	7.26%	27.11%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$4,326		$4,988		$9,246	$6,480	$7,236
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.84%		3.23%		2.48%	2.59%	2.97%
Ratio of net operating expenses
(after waiver) to average net assets(5)	2.25%		2.33%		2.25%	2.25%	2.47	%(6)
Ratio of net investment loss
(prior to waiver) to average net assets	(2.44)%		(3.10)%		(2.31)%	(2.51)%	(2.86)%
Ratio of net investment loss
(after waiver) to average net assets(5)	(1.85)%		(2.20)%		(2.08)%	(2.17)%	(2.36	)%(6)
Portfolio turnover rate(8)	60%		58%		84%	86%	81%
_______________

(1)
On November 12, 2012, Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) were reorganized into Investor Class shares of the Small Cap Growth Fund. Activity after November 12, 2012 reflects the Funds’ combined operations.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(3)	Amount is less than $0.01.
(4)
Includes adjustments in accordance with GAAP and, consequently, the net asset values used for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(5)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2018, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)
The Adviser contractually agreed, through November 11, 2012, to waive its advisory fees in an amount up to an annual rate of 0.90% of the Fund’s average daily net assets, to the extent that the Fund’s operating expense ratio exceeds 2.45%.

(7)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain on investment transactions varies from the amount shown in the statement of changes in net assets.
(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year/period presented.

									Nine
									Months
									Ended		Year Ended
	Year Ended August 31,								August 31,		November 30,
	2017		2016		2015		2014		2013*		2012(1)
Per Share Data:
Net asset value, beginning of year/period	$12.11		$16.86		$20.65		$25.31		$19.11		$18.19
Income (loss) from investment operations:
Net investment loss(2)	(0.28)		(0.31)		(0.32)		(0.45)		(0.27)		(0.31)
Net realized and unrealized gain (loss)
on investment transactions	(0.51)		(1.15)		0.67		0.75		6.47		1.23
Total from investment operations	(0.79)		(1.46)		0.35		0.30		6.20		0.92
Less distributions from net realized gains	—		(3.29)		(4.14)		(4.96)		—		—
Net asset value, end of year/period	$11.32		$12.11		$16.86		$20.65		$25.31		$19.11
Total return	(6.52)%		(7.79)%		2.23%		0.11%		32.44	%(3)	5.06%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$5,870		$6,782		$8,651		$9,979		$10,800		$40,666
Ratio of gross operating expenses
(prior to waiver) to average net assets	3.86%		3.81%		2.97%		2.79%		3.01	%(4)	2.12%
Ratio of net operating expenses
(after waiver) to average net assets	2.66	%(5)(6)	2.61	%(6)	2.15	%(6)	2.15	%(6)	2.28	%(4)(6)	1.72	%(6)(7)
Ratio of net investment loss
(prior to waiver) to average net assets	(3.65)%		(3.74)%		(2.51)%		(2.61)%		(2.46	)%(4)	(1.95)%
Ratio of net investment loss
(after waiver) to average net assets	(2.45	)%(5)(6)	(2.54	)%(6)	(1.69	)%(6)	(1.97	)%(6)	(1.73	)%(4)(6)	(1.55	)%(6)(7)
Portfolio turnover rate(8)	48%		43%		84%		66%		40	%(3)	115%
_______________

*
The Micro Cap Growth Fund’s Predecessor Fund had a fiscal year end of November 30, so the activity begins on December 1, 2012 and the numbers shown are for the nine month period. The fiscal year was changed to August 31 to align with the other Jacob Funds.

(1)
The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012. On July 9, 2012 before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”). Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class I shares.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 2, 2018, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.00%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through December 28, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.15%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(7)	Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.60% of the Fund’s average daily net assets.
(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year/period presented.

									Nine
									Months
									Ended		Year Ended
	Year Ended August 31,								August 31,		November 30,
	2017		2016		2015		2014		2013*		2012(1)
Per Share Data:
Net asset value, beginning of year/period	$11.16		$15.87		$19.73		$24.47		$18.51		$17.68
Income (loss) from investment operations:
Net investment loss(2)	(0.28)		(0.32)		(0.35)		(0.49)		(0.37)		(0.37)
Net realized and unrealized gain (loss)
on investment transactions	(0.48)		(1.10)		0.63		0.71		6.33		1.20
Total from investment operations	(0.76)		(1.42)		0.28		0.22		5.96		0.83
Less distributions from net realized gains	—		(3.29)		(4.14)		(4.96)		—		—
Paid in capital from redemption fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net asset value, end of year/period	$10.40		$11.16		$15.87		$19.73		$24.47		$18.51
Total return	(6.81)%		(8.06)%		1.93%		(0.25)%		32.20	%(4)	4.69%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$1,514		$2,037		$2,603		$2,958		$3,573		$4,356
Ratio of gross operating expenses (prior to waiver
or reimbursements) to average net assets	4.11%		4.16%		3.32%		3.14%		3.65	%(5)	2.47%
Ratio of net operating expenses (after waiver
or reimbursements) to average net assets	2.91	%(6)(7)	2.96	%(7)	2.45	%(7)	2.45	%(7)	2.63	%(5)(7)	2.07	%(7)(8)
Ratio of net investment loss (prior to waiver
or reimbursements) to average net assets	(3.90)%		(4.09)%		(2.86)%		(2.96)%		(3.34	)%(5)	(2.30)%
Ratio of net investment loss (after waiver
or reimbursements) to average net assets	(2.70	)%(6)(7)	(2.89	)%(7)	(1.99	)%(7)	(2.27	)%(7)	(2.32	)%(5)(7)	(1.90	)%(7)(8)
Portfolio turnover rate(9)	48%		43%		84%		66%		40	%(4)	115%
_______________

*
The Micro Cap Growth Fund’s Predecessor Fund had a fiscal year end of November 30, so the activity begins on December 1, 2012 and the numbers shown are for the nine month period. The fiscal year was changed to August 31 to align with the other Jacob Funds.

(1)
The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012. On July 9, 2012 before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”). Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class R shares.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year/period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 2, 2018, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.30%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(7)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through December 28, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.45%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(8)	Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.90% of the Fund’s average daily net assets.
(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2017

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”) and the Jacob Micro Cap Growth Fund (the “Micro Cap Growth Fund”), each a “Fund”, collectively the “Funds”, and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of the Small Cap Growth Fund and Micro Cap Growth Fund is long-term growth of capital.

The Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the “Predecessor Small Cap Growth Fund”) on November 12, 2012. The Small Cap Growth Fund acquired the Investor Class shares of the Jacob Wisdom Fund series of the Corporation on August 26, 2016. The Micro Cap Growth Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the “Predecessor Micro Cap Growth Fund”) in a reorganization transaction (the Micro Cap Growth Fund is the successor fund to the Predecessor Micro Cap Growth Fund).

The Internet Fund currently offers Investor Class shares. The Small Cap Growth Fund and Micro Cap Growth Fund currently offer Investor Class and Institutional Class shares. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Shareholders may be charged a redemption fee of 2% if the shares are redeemed within 30 days of initial investment.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”.

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

sale price at the close of the exchange on which the security is principally traded. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2017:

	Level 1	Level 2		Level 3	Total
Common Stocks
Prepackaged Software	$10,080,810	$1,262,390	(a)	$—	$11,343,200
Computer Programming, Data Processing, etc.	9,724,162	—		—	9,724,162
Computer Peripheral Equipment	3,101,668	—		—	3,101,668
Electronic Computers	2,919,200	—		—	2,919,200
Business Services	2,892,267	—		—	2,892,267
Personal Services	2,860,590	—		—	2,860,590
Savings Institutions, Not Federally Chartered	1,845,450	—		—	1,845,450
Calculating and Accounting Machines
(No Electronic Computers)	1,199,000	—		—	1,199,000
Communications Equipment	1,120,532	—		—	1,120,532
Patent Owners and Lessors	943,312	—		—	943,312
Semiconductors and Related Devices	874,015	—		—	874,015
Radio Broadcasting Stations	858,520	—		—	858,520
Computer Integrated Systems	603,486	—		—	603,486
Catalog and Mail-Order Houses	588,360	—		—	588,360
Total Common Stocks	39,611,372	1,262,390		—	40,873,762
Short Term Investment
Money Market Fund	1,872,828	—		—	1,872,828
Total Investments in Securities	$41,484,200	$1,262,390		$—	$42,746,590

(a) Certain non-U.S. dollar denominated securities use systematic fair valuation.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of August 31, 2017:

	Level 1	Level 2	Level 3		Total
Common Stocks
Prepackaged Software	$3,133,969	$—	$—		$3,133,969
Crude Petroleum and Natural Gas	1,282,524	—	—		1,282,524
Pharmaceutical Preparations	1,174,761	—	—		1,174,761
Personal Services	956,370	—	—		956,370
Industrial Organic Chemicals	762,377	—	—		762,377
Computer Programming, Data Processing, etc.	683,680	—	—		683,680
Business Services	678,905	—	—		678,905
Savings Institutions, Not Federally Chartered	676,080	—	—		676,080
Eating Places	662,440	—	—		662,440
Miscellaneous Business Services	588,650	—	—		588,650
Apparel and Accessory Stores	418,380	—	—		418,380
Special Industry Machinery	377,806	—	—		377,806
Water, Sewer, Pipeline, and Communications
and Power Line Construction	371,280	—	—		371,280
Transportation Services	354,960	—	—		354,960
Lumber and Other Construction Materials	331,290	—	—		331,290
Radio Broadcasting Stations	299,975	—	—		299,975
Surgical and Medical Instruments and Apparatus	284,391	—	—		284,391
Bituminous Coal and Lignite Surface Mining	223,636	—	—		223,636
Computer Peripheral Equipment	214,688	—	—		214,688
Computer Integrated Systems Design	203,741	—	—		203,741
Commercial Banks	172,544	—	—		172,544
Lawn and Garden Tractor and Home Lawn
and Garden Equipment	166,536	—	—		166,536
Semiconductors and Related Devices	158,145	—	—		158,145
Total Common Stocks	14,177,128	—	—		14,177,128
Warrants	—	—	—	(a)	—
Short Term Investment
Money Market Fund	531,956	—	—		531,956
Total Investments in Securities	$14,709,084	$—	$—		$14,709,084

(a) These warrants have a value of $0. Due to immateriality, no Level 3 rollforward has been presented.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of August 31, 2017:

	Level 1	Level 2	Level 3		Total
Common Stocks
Computer Peripheral Equipment	$879,774	$—	$—		$879,774
Prepackaged Software	719,944	—	—		719,944
Pharmaceutical Preparations	572,058	—	—		572,058
Calculating and Accounting Machines
(No Electronic Computers)	436,000	—	—		436,000
Industrial Organic Chemicals	380,627	—	—		380,627
Surgical and Medical Instruments and Apparatus	379,115	—	—		379,115
Savings Institutions, Not Federally Chartered	340,879	—	—		340,879
Eating Places	331,770	—	—		331,770
Communications Equipment	295,438	—	—		295,438
Patent Owners and Lessors	294,640	—	—		294,640
Special Industry Machinery	201,500	—	—		201,500
Apparel and Accessory Stores	198,180	—	—		198,180
Computer Communications Equipment	190,322	—	—		190,322
Lumber and Other Construction Materials	188,140	—	—		188,140
Laboratory Analytical Instruments	181,500	—	—		181,500
Business Services	175,258	—	—		175,258
Semiconductors and Related Devices	167,212	—	—		167,212
Eating and Drinking Places	137,760	—	—		137,760
Commercial Physical and Biological Research	127,071	—	—		127,071
Advertising	124,100	—	—		124,100
Miscellaneous Business Services	101,325	—	—		101,325
Ophthalmic Goods	99,783	—	—		99,783
Bottled and Canned Soft Drinks and Carbonated Waters	90,880	—	—		90,880
Electrical Apparatus and Equipment Wiring Supplies	85,000	—	—		85,000
Medicinal Chemicals and Botanical Products	84,000	—	—		84,000
Help Supply Services	36,400	—	—		36,400
Total Common Stocks	6,818,676	—	—		6,818,676
Warrants	—	—	—	(a)	—
Short Term Investment
Money Market Fund	506,706	—	—		506,706
Total Investments in Securities	$7,325,382	$—	$—		$7,325,382

(a) These warrants have a value of $0. Due to immateriality, no Level 3 rollforward has been presented.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2017. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2017. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. As of August 31, 2017, open federal tax years include the tax years ended August 31, 2014 through August 31, 2016 and expected to be taken for tax years ended August 31, 2017, for each of the Funds.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2017, there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Sales	612,471	$2,727,085	670,388	$2,758,912
Reinvestments	457,150	1,892,600	1,216,005	4,560,019
Redemptions	(1,808,021)	(7,858,648)	(1,803,270)	(6,880,468)
Redemption fees	—	13,627	—	320
Net increase (decrease)	(738,400)	$(3,225,336)	83,123	$438,783
Shares Outstanding:
Beginning of year	9,907,715		9,824,592
End of year	9,169,315		9,907,715

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Sales	5,121	$91,613	3,357	$49,532
Sales in connection
with reorganization(1)	—	—	283,508	4,741,104
Reinvestments	—	—	2,940	47,242
Redemptions	(153,444)	(2,695,134)	(70,023)	(1,122,876)
Other transactions(2)	—	4,846	—	—
Net increase (decrease)	(148,323)	$(2,598,675)	219,782	$3,715,002
Shares Outstanding:
Beginning of year	714,184		494,402
End of year	565,861		714,184

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

Investor Class
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Sales	6,101	$107,530	13,214	$195,468
Reinvestments	—	—	1,997	31,859
Redemptions	(68,810)	(1,196,164)	(207,561)	(3,288,092)
Redemption fees	—	231	—	6
Net decrease	(62,709)	$(1,088,403)	(192,350)	$(3,060,759)
Shares Outstanding:
Beginning of year	299,300		491,650
End of year	236,591		299,300
Total increase (decrease)
for the Fund		$(3,687,078)		$654,243

(1)	The shares and amounts represent activities as a result of the Small Cap Growth Fund’s acquisition of the Wisdom Fund on August 26, 2016 (Note 8).
(2)	Reimbursement from U.S. Bancorp Fund Services, LLC due to NAV Error.

Transactions in shares of the Micro Cap Growth Fund were as follows:

Institutional Class
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Sales	9,107	$107,232	1,919	$29,600
Reinvestments	—	—	130,331	1,510,536
Redemptions	(50,546)	(553,721)	(85,629)	(1,004,597)
Net increase (decrease)	(41,439)	$(446,489)	46,621	$535,539
Shares Outstanding:
Beginning of year	559,838		513,217
End of year	518,399		559,838

Investor Class
	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Sales	3,971	$42,705	5,914	$66,987
Reinvestments	—	—	45,459	486,410
Redemptions	(41,086)	(429,011)	(32,849)	(372,126)
Redemption fees	—	—	—	2
Net increase (decrease)	(37,115)	$(386,306)	18,524	$181,273
Shares Outstanding:
Beginning of year	182,592		164,068
End of year	145,477		182,592
Total increase (decrease)
for the Fund		$(832,795)		$716,812

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

A 2% redemption fee is assessed on any shares of the Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at August 31, 2017:

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Internet Fund	2
Small Cap Growth Fund Institutional Class	2
Small Cap Growth Fund Investor Class	1
Micro Cap Growth Fund Institutional Class	2

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2017, purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Internet Fund	$18,960,194	$25,960,485
Small Cap Growth Fund	9,434,572	13,818,087
Micro Cap Growth Fund	3,605,028	4,732,166

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the year ended August 31, 2017.

NOTE 5—TAX INFORMATION

At August 31, 2017, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Micro Cap
	Fund	Growth Fund	Growth Fund
Cost of Investments	$26,458,590	$13,455,927	$8,139,555
Gross unrealized appreciation	19,094,384	3,813,929	1,727,383
Gross unrealized depreciation	(2,806,384)	(2,560,772)	(2,541,556)
Net unrealized appreciation (depreciation)	$16,288,000	$1,253,157	$(814,173)
Undistributed ordinary income	1,045,216	—	—
Undistributed long-term capital gains	2,196,630	—	—
Total distributable earnings	$3,241,846	$—	$—
Other accumulated losses	$—	$(3,753,770)	$(2,513,042)
Total accumulated earnings/(losses)	$19,529,846	$(2,500,613)	$(3,327,215)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales and Passive Foreign Investment Companies (“PFICs”).  At August 31, 2017, the Funds had accumulated net realized capital loss carryovers as follows:

Small Cap
Growth Fund	Expiration
$793,875	8/31/2018
$793,875

At August 31, 2017, the Small Cap Growth Fund had an additional $1,567,749 in short-term capital loss carryovers and $1,392,146 in long-term capital loss carryovers which are non-expiring and the Micro Cap Fund had $593,187 in short-term capital loss carryovers and $1,919,855 in long-term capital loss carryovers which are non-expiring. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

The Internet Fund paid $1,669,234 out of long-term capital gains and $262,645 out of short-term capital gains (ordinary income) during the fiscal year ended August 31, 2017 and paid $4,682,043 out of long-term capital gains for the fiscal year ended August 31, 2016. The Small Cap Growth Fund made no distributions during the fiscal year ended August 31, 2017 and paid $86,651 out of ordinary income based on its excise requirement for the fiscal year ended August 31, 2016. The Micro Cap Growth Fund made no distributions during the fiscal year ended August 31, 2017 and paid $1,214,024 out of long-term capital gains and $944,952 out of short-term capital gains (ordinary income) during the fiscal year ended August 31, 2016.

Reclassification Adjustments:  Capital stock, accumulated net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds. Differences primarily relate to the tax treatment of net operating losses, foreign currency gains and losses, REIT reclassifications, and short-term gains treated as ordinary income for tax purposes. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. Accordingly, at August 31, 2017 reclassifications were recorded as follows:

	Internet	Small Cap	Micro Cap
	Fund	Growth Fund	Growth Fund
Accumulated net investment income (loss)	$1,149,924	$298,638	$357,320
Accumulated net realized gain (loss) on investments	(1,890,851)	1,235,579	742,626
Capital Stock	740,927	(1,534,217)	(1,099,946)

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation, on behalf of the Funds, compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $500 million and 1.00% of annual average net assets over $500 million; 0.90% of the Small Cap Growth Fund’s average daily net assets up to $500 million and 0.75% of annual average daily net assets over $500 million and 1.20% of the Micro Cap Growth Fund’s average daily net assets up to $500 million and 0.95% of annual average daily net assets over $500 million.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% of the average daily net assets through at least January 2, 2018. The Adviser has the ability to recoup amounts waived for a period of thirty six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the fiscal year ended August 31, 2017, the Adviser did not waive any fees with respect to the Internet Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% and 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through at least January 2, 2018.  The Adviser has the ability to recoup amounts waived for a period of thirty six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2017, fees of $98,037 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Micro Cap Growth Fund into the Micro Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Micro Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% and 2.15% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through December 28, 2016.  Effective December 29, 2016, the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Micro Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.30% and 2.00% for Investor Class and Institutional Class shares, respectively, of each class’ average daily net assets through at least January 2, 2018.  The Adviser has the ability to recoup amounts waived for a period of thirty six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2017, fees of $93,322 were waived by the Adviser with respect to the Micro Cap Growth Fund.

Following is a schedule of when fees may be recouped:

Small Cap	Micro Cap
Growth Fund	Growth Fund	Expiration
$43,660	$103,627	August 31, 2018
116,183	108,084	August 31, 2019
98,037	93,322	August 31, 2020
$257,880	$305,033

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. All providers receive customary fees for services rendered.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser.  Effective September 1, 2016 through at least January 2, 2018, the Board determined to reduce such fees payable under the Internet Fund Plan from 0.35% to 0.25% of the Internet Fund’s average daily net assets on an annual basis. The Internet Fund incurred $106,032 in expenses pursuant to the 12b-1 Plan for the fiscal year ended August 31, 2017.

The Corporation, on behalf of the Small Cap Growth Fund and Micro Cap Growth Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan as permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Micro Cap Growth Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Micro Cap Growth Funds on an annual basis.  Effective September 1, 2016 through at least January 2, 2018, the Board determined to reduce such fees payable under the Plan from 0.35% to 0.25% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Micro Cap Growth Funds.  The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $11,405 and the Micro Cap Growth Fund incurred $4,301 in expenses pursuant to the Plan for the fiscal year ended August 31, 2017.

NOTE 8—FUND REORGANIZATION

On August 26, 2016 the shareholders of the Jacob Wisdom Fund (the “Wisdom Fund” or “Predecessor Fund”) approved an Agreement and Plan of Reorganization (“Reorganization Plan”), which qualified as a tax-free exchange for federal income tax purposes, providing for the transfer of assets and the assumption of liabilities of the Predecessor Fund to the Small Cap Growth Fund (the “Fund”). The Reorganization Plan provided for the acquisition by the Fund of all of the assets of the Predecessor Fund in exchange solely for the assumption of all of the liabilities of the Predecessor Fund and the issuance of shares of the Fund distributed pro rata by the Predecessor Fund to its shareholders in complete liquidation and termination of the Predecessor Fund. Investor Class shares of the Predecessor Fund were reorganized into Institutional Class shares of the Fund. Pursuant to the Reorganization Plan, each shareholder of the Predecessor Fund

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

received shares of the Fund equal in value to the shares the shareholder had immediately prior to the Reorganization. On August 29, 2016, the reorganization was completed and the Predecessor Fund had $267,842 of unrealized appreciation on that date.

The following table illustrates the details of the reorganization of the Small Cap Growth Fund:

		Small Cap
		Growth Fund
		Shares			Small Cap
		Issued to	Small Cap	Small Cap	Growth
Wisdom		Shareholders	Growth	Growth	Fund
Fund	Wisdom Fund	of	Fund	Fund	Share	Combined	Combined	Tax Status
Share Class	Net Assets	Wisdom Fund	Net Assets	Shares	Class	Net Assets	Shares	of Transfer
Investor	$4,741,104	283,508	$7,203,670	430,761	Institutional	$11,944,774	714,269	Non-taxable
Institutional	—	—	4,964,339	299,804	Investor	4,964,339	299,804	—
	$4,741,104	283,508	$12,168,009	730,565		$16,909,113	1,014,073

The components of net assets immediately before the acquisition were as follows:

		Distributions in	Accumulated Net	Net Unrealized
		Excess of Net	Realized Gain (Loss)	Appreciation/
	Capital Stock	Investment Income	on Investments	Depreciation	Net Assets
Wisdom Fund	$4,165,521	$(91,838)	$399,579	$267,842	$4,741,104
Small Cap Growth Fund	18,709,785	(634,859)	(6,104,312)	197,395	12,168,009
	$22,875,306	$(726,697)	$(5,704,733)	$465,237	$16,909,113

Assuming the acquisition of Wisdom Fund had been completed on September 1, 2015, the combined Funds’ pro forma results in the Statement of Operations during the fiscal year ended August 31, 2016 were as follows:

Net investment income (loss)	$(334,237	)*
Net realized and unrealized gain (loss) on investments	$(1,747,740	)**
Net decrease in net assets resulting from operations	$(2,081,977)

*	$(262,063) as reported in the Small Cap Growth Fund Statement of Operations, plus $(72,174) Wisdom Fund pre-merger.

**	$(1,918,563) as reported in the Small Cap Growth Fund Statement of Operations, plus $170,823 Wisdom Fund pre-merger.

Because the combined funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of income and expenses of Wisdom Fund that have been included in the Fund’s Statement of Operations since August 26, 2016.

NOTE 9—INDUSTRY CONCENTRATION RISK

Internet Company Risk:  Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2017

Computer/Internet Technology Risk:  Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund’s shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 10—SUBSEQUENT EVENTS

In preparing these financial statements, the Corporation has evaluated events after August 31, 2017 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

JACOB FUNDS INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Jacob Funds Inc.
and the Shareholders of Jacob Internet Fund,
Jacob Small Cap Growth Fund, and Jacob Micro Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Micro Cap Growth Fund, each a series of shares of beneficial interest in Jacob Funds Inc. (the “Funds”), including the schedules of investments, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Micro Cap Growth Fund as of August 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 30, 2017

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2017 for the Internet Fund, Small Cap Growth Fund and Micro Cap Growth Fund

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2017–8/31/2017) for the Internet Fund, Small Cap Growth Fund and Micro Cap Growth Fund.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Internet Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/17	Value 8/31/17	3/1/17–8/31/17*
Actual	$1,000.00	$1,158.20	$12.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.51	$11.87
_______________
*	Expenses are equal to the Internet Fund’s annualized expense ratio of 2.34% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Institutional Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/17	Value 8/31/17	3/1/17–8/31/17*
Actual	$1,000.00	$1,054.70	$10.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.89	$ 9.91
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/17	Value 8/31/17	3/1/17–8/31/17*
Actual	$1,000.00	$1,052.40	$11.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.25	$11.42
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.25% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Micro Cap Growth Fund – Institutional Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/17	Value 8/31/17	3/1/17–8/31/17*
Actual	$1,000.00	$1,044.30	$12.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.91	$12.50
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.46% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Micro Cap Growth Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/17	Value 8/31/17	3/1/17–8/31/17*
Actual	$1,000.00	$1,043.10	$13.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.97	$13.76
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.71% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.  The percentage of dividends declared from net investment income designated as qualified income is as follows:

Internet Fund	19.32%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2017 is as follows:

Internet Fund	19.32%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) is as follows:

Internet Fund	100.00%

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (522-6239).

				Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director
Independent Directors:
William B. Fell	Director	Since	Chief Financial Officer, Rhoads	3	None
727 2nd St. #106		1999	Industries, Inc., since 2012;
Hermosa Beach, CA 90254			Accounting and Financial
Age: 48			Consultant, 2010–2012.

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	3	None
727 2nd St. #106		1999	since Property Management,
Hermosa Beach, CA 90254			2008.
Age: 48

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	3	None
727 2nd St. #106		1999	Conservation Corps, since
Hermosa Beach, CA 90254			September 2011.
Age: 46

Interested Director:
Ryan I. Jacob(2)	Director,	Since	Chairman and Chief Executive	3	None
727 2nd St. #106	President,	1999	Officer of the Adviser since 1999.
Hermosa Beach, CA 90254	Chairman of
Age: 48	the Board
	and Chief
	Executive
	Officer
(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years
Officers:
Francis J. Alexander(3)	Vice	Since	Member of the Adviser and portfolio manager of the
727 2nd St. #106	President,	1999	Internet Fund since inception in 1999; President,
Hermosa Beach, CA 90254	Secretary and		Alexander Capital Management, Inc., March 1985 to
Age: 73	Treasurer		June 2017.

Shane Morris(3)	Chief	Since	Operations Manager for the Adviser since July 2008.
727 2nd St. #106	Compliance	July
Hermosa Beach, CA 90254	Officer and	2008
Age: 40	Anti-Money
Laundering
Compliance
Officer
__________
(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.
(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Annual Report
______________________

August 31, 2017

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB MICRO CAP GROWTH FUND

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund and the Jacob Micro Cap Growth Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. William B. Fell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$40,500	$40,500
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$8,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2017	FYE 8/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant’s investment adviser and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Jacob Funds Inc.

By (Signature and Title)      /s/Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date    November 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date    November 7, 2017

By (Signature and Title)      /s/Francis Alexander
Francis Alexander, Treasurer/Principal Financial Officer

Date    November 7, 2017